ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE8

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston LLC.

PRELIMINARY COLLATERAL TERM SHEET

September 29, 2005

$[1,500,000,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE8

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE8

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Mortgage Originator

Servicer

Master Servicer

**Subject to Revision**

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES NC 2005-HE8

Disclaimer

The information contained in the attached materials (the “Information”) has been provided by Credit Suisse First Boston LLC (“CSFB”).

The Information contained herein is preliminary and subject to change.   The Information does not include all of the information required to be included in the final prospectus relating to the certificates.  As such, the Information may not reflect the impact of all structural characteristics of the certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the “Commission”) because they contain important information.  Such documents may be obtained without charge at the Commission’s website.  Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission.  Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates (“Offering Documents”) discussed in this communication.

Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the CSFB Trading Desk at (212) 538-8373 or from the Commission’s website.

There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Preliminary Deal Characteristics

Expected Cut-off Date:	[October 1, 2005]
Expected Pricing:	[October [ ], 2005]
Mortgage Originator:	New Century Mortgage Corp.
Seller:	DLJ Mortgage Capital, Inc.
Depositor:	Asset Backed Securities Corporation
Expected Settlement:	On or about [October 28, 2005] (“the Closing Date”)
Expected Legal Final Maturity:	[October 25, 2035]
Primary Servicer:	Select Portfolio Servicing, Inc.
Master Servicer (Hot Back-up):	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank National Association
Lead Underwriter:	Credit Suisse First Boston LLC
Co-Manager:	TBD
Distribution Date:	The 25th day of each month (or if such 25th day is not a business day, the next succeeding business day) commencing on [November 26, 2005].

MORTGAGE LOANS

The Mortgage Loans primarily consist of first lien 2/28, 3/27 and 5/25 adjustable rate loans, first lien and second lien fixed rate closed-end home equity loans, and interest-only loans.  The 2/28, 3/27 and 5/25 adjustable rate loans are primarily subject to semi-annual interest rate adjustments after an initial twenty-four, thirty-six and sixty month period, respectively.  The obligations of the Borrower under each mortgage are secured by the related property.

The information concerning the Mortgage Loans presented below is based on a statistical pool of loans originated through September 2005.  The final pool will be approximately $[1,500,000,000] (+/-10%) and the characteristics noted below are representative of the final pool, but are subject to variances based on final delivery.

ABSC NC 2005-HE8 Summary

Characteristics	Total Collateral Summary	Freddie Conforming Collateral Summary	Non-Conforming Collateral Summary	Fixed Collateral Summary	ARM Collateral Summary

Current Balance	$1,480,005,702	$572,543,062	$907,462,641	$329,526,000	$1,150,479,702
Number of Loans	8,172	3,675	4,497	2,913	5,259
Average Current Balance	$181,107	$155,794	$201,793	$113,123	$218,764
Interest Only Loans	27.78%	23.75%	30.33%	0.00%	35.74%
Fixed Rate Loans	22.27%	23.10%	21.74%	100.00%	0.00%
Adjustable Rate Loans	77.73%	76.90%	78.26%	0.00%	100.00%
W.A. Coupon	7.264%	7.287%	7.249%	7.499%	7.197%
W.A. Margin	5.827%	5.836%	5.822%	0.000%	5.827%
W.A. Maximum Rate	14.191%	14.313%	14.115%	0.000%	14.191%
W.A. Initial Rate Adjustment Cap	1.498%	1.498%	1.498%	0.000%	1.498%
W.A. Periodic Rate Adjustment Cap	1.498%	1.498%	1.498%	0.000%	1.498%
W.A. Original LTV/CLTV	81.43%	80.20%	82.20%	80.79%	81.61%
W.A. Original Term	357	357	358	348	360
W.A. Remaining Term	356	355	356	346	358
Non-Zero W.A. FICO	622	612	628	632	619
WA DTI	40.56%	40.31%	40.72%	39.60%	40.84%
Owner Occupied	91.14%	88.47%	92.82%	98.45%	89.04%
Prepayment Penalty Percentage	70.18%	70.79%	69.80%	76.05%	68.50%
First Lien Percentage	95.99%	98.26%	94.56%	81.98%	100.00%
Second Lien Percentage	4.01%	1.74%	5.44%	18.02%	0.00%
Top 5 States	CA (35.22%) FL (9.66%) NY (5.38%) NJ (4.34%) MA (4.21%)	CA (22.61%) FL (11.18%) AZ (5.34%) MA (5.22%) NJ (4.50%)	CA (43.18%) FL (8.69%) NY (6.01%) NJ (4.24%) TX (4.22%)	CA (26.37%) FL (11.30%) TX (10.50%) NY (7.37%) PA (3.00%)	CA (37.76%) FL (9.19%) MA (4.86%) NY (4.80%) NJ (4.76%)
Conforming By Balance Percentage	75.56%	100.00%	60.15%	94.81%	70.05%

ABSC SERIES OOMC 2005-HE6
FREDDIE CONFORMING COLLATERAL

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% of Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	17	$379,909.00	0.07%	623	99.86%	10.303%	100.00%
25,001 - 50,000	206	8,372,982.80	1.46	628	90.83	9.802	92.05
50,001 - 75,000	428	26,717,608.00	4.66	598	81.65	8.415	87.36
75,001 - 100,000	541	47,612,091.50	8.31	606	79.43	7.520	91.74
100,001 - 125,000	414	46,744,851.00	8.16	603	78.41	7.367	92.57
125,001 - 150,000	425	58,673,022.50	10.24	608	80.34	7.377	91.64
150,001 - 175,000	378	61,312,362.00	10.70	608	79.08	7.240	90.15
175,001 - 200,000	306	57,573,474.00	10.05	610	78.67	7.190	87.92
200,001 - 250,000	368	82,650,366.00	14.43	612	79.01	7.145	88.04
250,001 - 300,000	311	85,333,091.00	14.90	612	80.18	6.996	88.33
300,001 - 400,000	248	82,125,043.00	14.34	626	82.58	7.003	85.10
400,001 - 500,000	27	12,078,500.00	2.11	652	82.97	7.131	66.00
500,001 - 600,000	5	2,581,600.00	0.45	646	81.12	6.661	80.56
600,001 - 700,000	1	620,500.00	0.11	651	85.00	6.700	100.00
Total:	3,675	$572,775,400.80	100.00%	612	80.20%	7.287%	88.47%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
1 - 25,000	17	$379,739.13	0.07%	623	99.86%	10.303%	100.00%
25,001 - 50,000	208	8,448,696.17	1.48	627	90.75	9.798	92.14
50,001 - 75,000	428	26,745,745.42	4.67	598	81.48	8.405	87.39
75,001 - 100,000	539	47,441,626.72	8.29	606	79.52	7.520	91.71
100,001 - 125,000	414	46,724,643.30	8.16	603	78.41	7.367	92.57
125,001 - 150,000	426	58,801,650.19	10.27	608	80.38	7.376	91.67
150,001 - 175,000	378	61,316,381.86	10.71	608	79.05	7.238	90.15
175,001 - 200,000	305	57,383,111.17	10.02	610	78.66	7.192	87.88
200,001 - 250,000	368	82,607,380.94	14.43	612	79.01	7.145	88.04
250,001 - 300,000	311	85,310,354.13	14.90	612	80.18	6.996	88.33
300,001 - 400,000	248	82,105,063.06	14.34	626	82.58	7.003	85.10
400,001 - 500,000	27	12,077,463.19	2.11	652	82.97	7.131	66.00
500,001 - 600,000	5	2,580,706.35	0.45	646	81.12	6.661	80.56
600,001 - 700,000	1	620,500.00	0.11	651	85.00	6.700	100.00
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

FICO SCORES

Fico Scores	Number Of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
500	11	$1,596,371.25	0.28%	500	77.53%	8.633%	80.01%
501 - 525	286	38,929,472.49	6.80	513	74.88	8.227	97.19
526 - 550	336	51,586,045.54	9.01	538	75.55	7.854	96.91
551 - 575	424	67,289,716.65	11.75	563	78.42	7.644	95.78
576 - 600	604	88,815,294.29	15.51	589	80.03	7.310	94.31
601 - 625	621	96,995,119.51	16.94	613	80.69	7.047	92.63
626 - 650	517	80,609,629.45	14.08	638	82.27	7.055	86.88
651 - 675	412	68,253,694.06	11.92	662	83.22	6.933	79.66
676 - 700	215	34,935,430.19	6.10	686	82.04	6.875	74.92
701 - 725	122	20,858,644.82	3.64	712	83.52	6.982	71.37
726 - 750	62	11,161,280.65	1.95	736	80.93	6.947	60.40
751 - 775	49	8,886,345.72	1.55	763	81.64	6.866	65.69
776 - 800	13	2,176,381.86	0.38	786	89.60	7.599	54.10
801 - 825	3	449,635.15	0.08	806	61.55	6.916	35.33
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
120 or Less	4	$272,220.57	0.05%	637	63.59%	7.026%	100.00%
121 - 180	64	5,549,127.38	0.97	631	71.78	7.250	95.00
181 - 240	61	6,373,308.41	1.11	635	74.43	6.999	100.00
241 - 300	5	569,345.67	0.10	638	81.94	6.412	100.00
301 - 360	3,541	559,779,059.60	97.77	612	80.36	7.292	88.26
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

REMAINING TERM TO MATURITY OF THE LOANS

Remaining Term	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
180 or Less	68	$5,821,347.95	1.02%	631	71.40%	7.240%	95.24%
181 - 348	66	6,942,654.08	1.21	635	75.04	6.951	100.00
349 - 360	3,541	559,779,059.60	97.77	612	80.36	7.292	88.26
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Single Family	2,869	$426,464,992.05	74.49%	608	79.82%	7.263%	92.95%
2 - 4 Unit	218	51,286,096.70	8.96	636	80.25	7.368	61.92
PUD - Detached	287	48,163,657.20	8.41	613	82.28	7.474	79.86
Condo	213	33,670,494.70	5.88	625	81.52	7.214	84.19
PUD - Attached	88	12,957,820.98	2.26	611	81.33	7.254	89.42
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Primary Resid.	3,291	$506,540,399.06	88.47%	606	79.53%	7.195%	100.00%
Investment Prop.	292	51,064,268.33	8.92	658	85.37	8.078	0.00
Second Home	92	14,938,394.24	2.61	657	85.24	7.705	0.00
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Refi - Cashout	2,229	$377,038,115.31	65.85%	601	78.28%	7.245%	94.43%
Purchase	994	126,118,150.88	22.03	643	85.06	7.563	65.44
Refi - Rate/Term	452	69,386,795.44	12.12	616	81.79	7.015	97.95
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of Loans	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
50.00 or Less	127	$16,782,386.88	2.93%	616	41.05%	6.717%	98.18%
50.01 - 60.00	143	23,887,540.15	4.17	590	56.32	6.845	97.24
60.01 - 70.00	331	56,261,111.67	9.83	592	66.79	7.010	95.78
70.01 - 80.00	1,397	216,034,418.99	37.73	609	78.16	7.086	90.94
80.01 - 90.00	1,168	199,424,200.74	34.83	613	87.58	7.469	82.53
90.01 - 100.00	509	60,153,403.20	10.51	646	96.02	8.000	86.27
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Alabama	31	$3,000,116.35	0.52%	593	84.77%	8.151%	91.25%
Alaska	3	277,003.19	0.05	682	81.93	7.097	100.00
Arizona	195	30,602,409.18	5.34	621	82.53	7.353	82.24
Arkansas	24	2,416,872.75	0.42	635	85.52	7.401	100.00
California	561	129,472,053.38	22.61	616	76.02	6.758	92.78
Colorado	77	11,435,795.03	2.00	629	85.11	7.083	94.49
Connecticut	58	9,522,913.65	1.66	590	80.16	7.535	89.83
Delaware	12	1,917,162.99	0.33	626	83.11	7.181	89.90
Florida	427	64,028,144.22	11.18	603	79.25	7.448	83.50
Georgia	88	10,866,162.48	1.90	617	83.97	7.726	89.20
Hawaii	36	10,535,526.68	1.84	643	79.85	6.878	81.32
Idaho	25	2,776,122.29	0.48	618	80.90	7.170	79.21
Illinois	137	19,256,907.93	3.36	606	82.10	7.492	85.21
Indiana	66	6,704,426.05	1.17	602	84.83	7.593	89.02
Iowa	31	2,899,609.88	0.51	604	86.27	8.050	91.84
Kansas	15	1,349,773.94	0.24	607	89.21	8.382	94.48
Kentucky	21	2,158,948.82	0.38	600	86.73	7.840	87.33
Louisiana	17	1,720,990.93	0.30	600	82.87	7.659	93.85
Maine	21	2,583,178.23	0.45	630	80.23	7.488	87.11
Maryland	75	13,003,027.10	2.27	588	76.61	7.437	96.05
Massachusetts	139	29,894,253.29	5.22	620	80.57	7.199	87.40
Michigan	114	12,002,843.89	2.10	602	83.67	7.724	89.14
Minnesota	70	10,249,692.90	1.79	604	81.70	7.703	94.92
Mississippi	19	1,812,412.18	0.32	598	85.10	7.864	100.00
Missouri	52	5,717,913.27	1.00	588	83.79	7.663	95.58
Montana	7	758,968.00	0.13	602	72.54	8.358	88.80
Nebraska	15	1,363,453.90	0.24	593	80.81	7.659	93.15
Nevada	71	13,857,593.95	2.42	627	82.31	7.319	67.11
New Hampshire	17	2,868,108.55	0.50	617	82.33	7.165	93.38
New Jersey	126	25,756,158.89	4.50	621	81.01	7.382	83.11
New Mexico	24	2,650,073.06	0.46	605	82.45	7.290	94.90
New York	118	24,996,051.04	4.37	628	77.39	7.010	81.94
North Carolina	23	2,387,530.26	0.42	582	80.71	7.892	95.95
North Dakota	1	98,132.91	0.02	580	80.00	6.425	100.00
Ohio	124	13,056,686.15	2.28	599	86.10	7.851	84.81
Oklahoma	19	2,030,887.07	0.35	622	84.60	7.442	81.71
Oregon	62	7,731,341.47	1.35	621	83.04	7.182	92.84
Pennsylvania	101	11,599,749.91	2.03	597	84.15	7.652	93.69
Rhode Island	17	3,839,098.60	0.67	645	82.50	7.798	58.86

Geographic Distribution by Balance	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
South Carolina	36	3,594,218.33	0.63	596	82.25	7.904	93.31
South Dakota	9	947,003.02	0.17	644	86.45	7.887	62.18
Tennessee	79	7,848,937.62	1.37	616	83.42	7.481	96.23
Texas	261	23,837,719.14	4.16	600	80.04	7.719	94.73
Utah	31	3,789,351.27	0.66	632	85.36	7.136	85.18
Vermont	1	158,950.00	0.03	640	85.00	5.990	100.00
Washington	101	17,436,763.23	3.05	620	82.51	7.045	93.77
Virginia	45	7,603,839.32	1.33	587	79.10	7.797	97.38
West Virginia	4	251,582.48	0.04	565	85.58	9.092	100.00
Wisconsin	54	5,607,173.10	0.98	609	82.60	7.917	88.04
Wyoming	3	315,086.63	0.06	609	82.74	7.135	100.00
Washington DC	12	1,954,343.13	0.34	583	72.01	7.609	100.00
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%
Number of States Represented: 50 and District of Columbia

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Full Doc	2,492	$367,646,242.03	64.21%	602	80.17%	7.070%	94.80%
Stated Doc	1,134	195,617,515.89	34.17	632	80.28	7.705	76.50
Limited Doc	49	9,279,303.71	1.62	610	79.75	7.060	90.37
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
5.000 or Less	1	$236,000.00	0.04%	657	80.00%	5.000%	100.00%
5.001 - 5.500	52	11,007,987.91	1.92	643	73.60	5.340	95.41
5.501 - 6.000	319	61,736,572.69	10.78	646	74.36	5.900	96.89
6.001 - 6.500	461	86,260,659.50	15.07	631	76.72	6.304	97.72
6.501 - 7.000	634	110,928,931.33	19.37	620	80.18	6.793	94.86
7.001 - 7.500	505	82,938,778.18	14.49	609	79.93	7.297	90.08
7.501 - 8.000	553	86,320,247.08	15.08	600	83.32	7.768	80.54
8.001 - 8.500	395	55,673,153.83	9.72	586	82.66	8.277	78.64
8.501 - 9.000	326	42,648,325.93	7.45	587	83.79	8.744	71.68
9.001 - 9.500	136	14,954,170.05	2.61	572	83.25	9.215	80.15
9.501 - 10.000	114	10,130,819.23	1.77	588	84.92	9.767	71.94
10.001 - 10.500	70	4,309,477.66	0.75	591	87.33	10.267	89.92
10.501 - 11.000	51	3,032,530.02	0.53	587	90.94	10.818	84.64
11.001 - 11.500	34	1,329,098.46	0.23	615	98.25	11.281	92.36
11.501 - 12.000	15	673,692.31	0.12	621	98.21	11.749	100.00
12.001 - 12.500	6	249,071.17	0.04	588	94.93	12.305	60.18
12.501 - 13.000	2	90,166.79	0.02	581	99.55	12.850	100.00
13.001 - 13.500	1	23,379.49	0.00	592	100.00	13.050	100.00
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

MAXIMUM RATES OF THE LOANS

Maximum Rate(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	1,153	$132,231,864.33	23.10%	630	77.94%	7.180%	97.79%
11.501 - 12.000	2	375,361.12	0.07	642	83.71	5.371	100.00
12.001 - 12.500	52	10,997,838.69	1.92	643	73.67	5.347	95.40
12.501 - 13.000	185	39,446,875.49	6.89	640	77.84	5.866	95.85
13.001 - 13.500	282	56,067,742.99	9.79	622	78.55	6.312	96.76
13.501 - 14.000	448	84,284,274.69	14.72	616	80.93	6.808	93.47
14.001 - 14.500	378	67,608,081.84	11.81	606	79.55	7.309	87.87
14.501 - 15.000	442	75,077,509.07	13.11	598	83.65	7.772	78.05
15.001 - 15.500	307	47,908,955.87	8.37	586	82.55	8.274	76.73
15.501 - 16.000	262	37,240,015.23	6.50	589	83.99	8.738	68.23
16.001 - 16.500	94	12,145,365.95	2.12	568	82.11	9.203	77.71
16.501 - 17.000	45	6,314,698.32	1.10	570	81.27	9.756	58.78
17.001 - 17.500	15	1,626,351.77	0.28	545	79.95	10.259	89.57
17.501 - 18.000	8	1,098,713.21	0.19	530	77.26	10.846	68.35
18.001 - 18.500	1	56,213.06	0.01	547	75.00	11.400	0.00
19.001 - 19.500	1	63,200.00	0.01	543	80.00	12.400	0.00
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

GROSS MARGINS OF THE LOANS

Gross Margin(%)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	1,153	$132,231,864.33	23.10%	630	77.94%	7.180%	97.79%
2.001 - 2.500	1	104,000.00	0.02	646	80.00	7.375	100.00
3.501 - 4.000	30	4,236,982.83	0.74	628	79.95	7.242	76.83
4.501 - 5.000	180	28,475,424.37	4.97	603	80.89	7.482	81.21
5.001 - 5.500	10	2,204,690.82	0.39	599	83.15	7.573	81.51
5.501 - 6.000	1,714	306,211,091.07	53.48	614	81.79	7.115	85.70
6.001 - 6.500	405	72,008,244.90	12.58	599	80.05	7.864	83.78
6.501 - 7.000	110	16,915,179.80	2.95	551	74.41	7.977	97.52
7.001 - 7.500	65	8,959,454.52	1.56	559	68.27	8.147	98.06
7.501 - 8.000	7	1,196,128.99	0.21	592	82.41	7.242	76.66
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Months of Next Rate Adjustment (YYYY-MM)	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
Fixed Rate	1,153	$132,231,864.33	23.10%	630	77.94%	7.180%	97.79%
2007-05	2	312,110.59	0.05	540	77.83	8.156	100.00
2007-06	38	7,983,883.92	1.39	600	80.42	7.673	65.04
2007-07	153	27,823,999.00	4.86	614	81.65	7.594	69.98
2007-08	1,057	183,764,842.47	32.10	606	81.27	7.370	83.55
2007-09	916	164,470,934.20	28.73	602	80.28	7.323	88.05
2008-06	4	905,614.41	0.16	620	83.20	6.915	100.00
2008-07	7	1,094,446.90	0.19	627	82.46	6.994	100.00
2008-08	178	26,583,544.10	4.64	624	82.28	6.945	96.22
2008-09	138	21,724,272.83	3.79	625	81.08	6.928	99.33
2008-10	1	243,000.00	0.04	765	90.00	6.975	100.00
2010-06	2	595,345.35	0.10	633	75.55	7.270	0.00
2010-07	2	523,893.63	0.09	655	80.00	7.930	67.19
2010-08	9	1,455,309.90	0.25	590	67.26	7.471	100.00
2010-09	15	2,830,000.00	0.49	608	75.88	6.675	95.55
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
No Penalty	1,122	$167,238,957.35	29.21%	616	81.37%	7.675%	82.75%
1 - 6	2,553	405,304,104.28	70.79	611	79.72	7.127	90.83
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

PRODUCT TYPES OF THE LOANS

Product Type	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
2/28 ARM	1,689	$277,112,223.64	48.40%	595	79.95%	7.574%	80.75%
2/28 ARM - 2 Yr IO	410	94,102,126.76	16.44	632	83.46	6.874	92.58
2/28 ARM - 5 Yr IO	67	13,141,419.78	2.30	625	81.12	6.701	94.68
3/27 ARM	186	22,194,712.59	3.88	610	81.57	7.326	95.59
3/27 ARM - 3 Yr IO	71	14,068,456.31	2.46	631	81.79	6.712	98.78
3/27 ARM - 5 Yr IO	71	14,287,709.34	2.50	644	82.26	6.557	100.00
5/25 ARM	27	5,052,548.88	0.88	605	73.50	7.033	82.32
5/25 ARM - 7 Yr IO	1	352,000.00	0.06	685	80.00	7.700	100.00
Fixed - 10 Year	4	272,220.57	0.05	637	63.59	7.026	100.00
Fixed - 15 Year	64	5,549,127.38	0.97	631	71.78	7.250	95.00
Fixed - 20 Year	61	6,373,308.41	1.11	635	74.43	6.999	100.00
Fixed - 25 Year	5	569,345.67	0.10	638	81.94	6.412	100.00
Fixed - 30 Year	1,019	119,467,862.30	20.87	629	78.43	7.191	97.78
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
AA	2,702	$419,822,645.49	73.33%	628	81.60%	7.125%	86.73%
A+	399	67,507,523.92	11.79	585	79.69	7.399	90.46
A-	259	38,378,463.71	6.70	567	75.53	7.807	93.88
B	169	25,817,732.00	4.51	550	75.42	8.021	96.80
C	146	21,016,696.51	3.67	555	68.34	8.306	96.74
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

LIEN POSITION

Lien Position	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
First Lien	3,438	$562,552,767.59	98.26%	612	79.86%	7.233%	88.43%
Second Lien	237	9,990,294.04	1.74	642	99.24	10.330	90.90
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

DTI RATIO

DTI Ratio	Number of Loans	Aggregate Remaining Principal Balance	% of Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average % Owner Occupied
0.01 - 5.00	1	$80,000.00	0.01%	716	52.29%	5.990%	0.00%
5.01 - 10.00	6	512,946.97	0.09	595	80.05	8.731	63.82
10.01 - 15.00	30	4,108,799.01	0.72	631	79.09	7.686	64.13
15.01 - 20.00	88	12,204,737.59	2.13	619	77.76	7.309	80.17
20.01 - 25.00	171	22,544,071.56	3.94	610	75.99	7.389	88.47
25.01 - 30.00	303	43,097,737.95	7.53	613	80.40	7.259	90.91
30.01 - 35.00	417	59,748,818.38	10.44	610	79.22	7.337	88.35
35.01 - 40.00	590	94,124,451.13	16.44	616	80.52	7.252	89.14
40.01 - 45.00	807	126,456,365.70	22.09	619	81.07	7.294	89.20
45.01 - 50.00	1,044	173,229,922.99	30.26	611	82.39	7.310	87.96
50.01 - 55.00	205	34,368,390.75	6.00	588	70.72	7.056	89.45
55.01 - 60.00	13	2,066,819.60	0.36	566	74.49	7.190	100.00
Total:	3,675	$572,543,061.63	100.00%	612	80.20%	7.287%	88.47%

Credit Suisse First Boston Team

	NAME	PHONE EXTENSION
Asset Finance:	Banking
	Boris Grinberg	(5-4375)
	Joe Little	(5-4917)
	Lloyd Brown	(5-4968)
	Plern Bonython	(6-0540)

Structuring
	Balazs Foldvari	(6-3549)

Collateral
	Amit Sharma	(5-5180)

Asset-Backed Syndicate:	Tricia Hazelwood	(5-8549)
	Melissa Simmons	(5-8549)
	James Drvostep	(5-8549)
	Garrett Smith	(5-8549)

Rating Agency Contacts

	NAME	PHONE NUMBER
Standard & Poor’s:	Justin Hansen	(212) 438-7334
Fitch:	Benny Katzburg	(212) 908-0261
Moody’s:	Wioletta Frankowitz	(212) 553-1019